ANNUAL REPORT



April 30, 1997

INVESCO

DYNAMICS

FUND,

INC.



A Smart Choice

For Seeking Maximum

Growth Potential



INVESCO FUNDS

Market Overview                                                         May 1997
     Over the last six months, indications of strong growth paired with signs of subdued inflation have turned the market into a daily tug-of-war between the bulls and the bears. Over the first four months of 1997, this increased volatility  took  the  market  to  both  unprecedented  heights  and  to a  9.8%
correction -- a breath away from the 10% level that defines a technical correction.
      Within this environment, two distinct views about the direction of the economy and stock market have emerged. The bulls suggest that the current economic environment is a perfect scenario for the stock market, as low inflation, coupled with strong economic growth, has produced rising corporate profits. To support their analysis, they point to the strength of the Gross Domestic Product -- increasing at a 3.9% rate in the fourth quarter of 1996 and at a revised rate of 5.8% in the first quarter of 1997. They also look at prices across the economy as measured by the government's broadest inflation gauge, the Gross Domestic Product price deflator, which rose only 1.8% in 1996 -- the smallest advance since 1964. The bulls also suggest that 15 years of corporate restructuring, downsizing, and investing in technology have produced, and will continue to produce, dividends for American companies.
      The bears paint a different picture. They suggest that strong economic growth combined with unusually low unemployment (the unemployment rate for 1996 was 5.3% and decreased to 4.9% in March 1997, the lowest level since 1973) has caused tightness in the labor market. They believe this will lead to inflation and a reduction in corporate profits, with negative consequences for the economy. Under their scenario, the market is overvalued and the current economic expansion is about to end.
      Within this turbulent environment, the Dow Jones Industrial Average advanced to record highs in the fourth quarter of 1996 and the first two months of 1997. (The Dow is an unmanaged index reflecting large-capitalization stock performance.) However, small-capitalization equities did not participate in this up trend. In fact, many smaller-cap stock sectors experienced a rolling correction based on concerns over potential earnings and valuation levels.

                           INVESCO Dynamics Fund
                Average Annual Total Return as of 4/30/97(1)

                     1 year                      -2.34%
                    -----------------------------------
                     5 years                     15.79%
                    -----------------------------------
                     10 years                    12.41%

      The investment environment changed in the middle of March as increased consumer spending reignited fears of inflation. This culminated with the Federal Reserve Board increasing the Fed Funds Rate by 0.25% on March 25, as a preemptive strike against inflation -- the first rate increase in more than two years. This action increased negative sentiment in the market and produced a sharp 5% to 10% pullback in domestic stock markets in a short time span. Nonetheless, the market recovered from the pullback, and eventually topped the record highs set early in the year. However, any further rate increases by the Federal Reserve Board may have negative consequences for corporate stock prices.
      In conclusion, the strength and longevity of the bull market in the 1990s lured many investors into a false sense of security. The last days of first quarter 1997 proved a reminder that "past performance is not a guarantee of future performance." U.S. equity markets do not consistently move in an upward linear trend. Instead, equity markets are usually volatile, and swings of +10% and -10% are common in the market. For many investors, the biggest concern should be the potential erosion of savings by inflation and taxes. This particular problem may be mitigated through long-term investments in equities as their returns, historically, have outpaced the negative effects produced by inflation and taxes -- if investors stick with them through short-term volatility.

Graph:
      This  line  graph  represents  a  comparison  of the  value  of a  $10,000 investment in the INVESCO Dynamics Fund to the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 4/30/97.


INVESCO Dynamics Fund
     According to independent fund analyst Lipper Analytical Services, Dynamics Fund ranked #19 of 77 capital appreciation funds for the five-year period ended 4/30/97. Over the 10-year period, the fund was ranked #17 of 56 funds, and for the one-year period, #139 of 204 funds.(3)

      For the six-month period ended 4/30/97, INVESCO Dynamics Fund had a total return of -6.00%, compared to the S&P 500, which had a total return of 14.71%, and the S&P MidCap 400, which had a total return of 6.91%. (Of course, past performance is not a guarantee of future results.)(1),(2)

     The line graph on page 1 illustrates the value of a $10,000 investment in INVESCO Dynamics Fund, plus reinvested dividends and capital gain distributions, for the 10-year period ended 4/30/97. The chart and other total return figures cited reflect the fund's operating expenses, but the index does not have expenses, which would, of course, have lowered its performance.(1),(2)

Strategic Summary
      Despite the fund's short-term underperformance, we have stayed true to our investment philosophy. We continue to seek long-term capital appreciation through investments in common stocks of mid- to smaller-capitalization companies with rapidly accelerating earnings growth. We feel this investment style will benefit the long-term, patient investor. However, to help reduce the fund's volatility, we have increased diversification by adding stocks and taking a less concentrated position in all sectors.
      Over 12 months ended 4/30/97, investors' nervousness about rising interest rates and the sustainability of corporate profits caused market leadership to narrow. In an increasingly selective market, fewer and fewer stocks participated in the upward climb. Many high-quality growth companies experienced a compression in their price-to-earnings ratios, as they fell out of favor with investors. In fact, sector rotation in this environment was volatile. Typical growth sectors -- such as technology -- had severe adjustments in stock prices. This has created a riskier investment landscape.
      However, the current environment has also provided an opportunity for the selective investor. Sectors such as energy and technology appear poised for a rebound. Energy prices should improve due to a limited supply and an increased demand for energy -- especially from emerging and developing nations. Companies like Cooper Cameron, an international designer, manufacturer, marketer, and servicer of oil and gas equipment, and Sonat Inc., an oil and natural gas company, should benefit from these improving fundamentals.

     The  technology  sector  also  appears   undervalued  as  many  high-growth
technology companies are selling at historically low valuation levels. We are excited about the potential of firms like Ascend Communication -- purchased in

May 1997 -- a leading  developer of products that connect  computers across
WANs (wide area networks), and Linear Technology, a leading designer, manufacturer, and marketer of linear circuits. Both companies appear undervalued and have tremendous growth potential; they should benefit from the increased need for computers in the office and the increased use of the Internet. Looking forward, it appears that for 1997 the market may revert to its historical averages. We anticipate that day-to-day volatility in the market may be extreme. However, as interest rates stabilize, the premiums historically enjoyed by faster-growing companies should return to the market. It is imperative for shareholders to remember that our investment strategy is geared toward seeking long-term results, and short-term price swings are likely. But, for the patient investor, market volatility is often just the price of doing business.


Fund Management

     INVESCO  Dynamics Fund is managed by INVESCO Senior Vice President  Timothy
J. Miller. He received his MBA from the University of Missouri, and a BSBA from St. Louis University. A 17-year veteran of the investment business, he is a Chartered Financial Analyst. Before joining INVESCO in 1992, Tim was an analyst and portfolio manager with Mississippi Valley Advisors.

(1)Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

(2)The  S&P  500  is  an  unmanaged  index  considered   representative  of  the
performance of the broad U.S. stock market. The S&P MidCap 400 is an unmanaged index indicative of domestic mid-capitalization stock prices.

(3)Rankings provided by Lipper Analytical Services, an independent mutual fund analyst, are based upon total return performance unadjusted for commissions.

INVESCO Dynamics Fund, Inc.
Ten Largest Common Stock Holdings
April 30, 1997

Description                                                 Value
-----------------------------------------------------------------
Rite Aid                                              $20,700,000
Guidant Corp                                           20,475,000
Doubletree Corp                                        16,800,000
TJX Cos                                                15,242,850
Stryker Corp                                           14,793,750
Costco Cos                                             14,437,500
Wet Seal Class A                                       13,649,625
Oxford Health Plans                                    13,339,688
Compaq Computer                                        13,233,125
NEXTEL Communications Class A                          13,187,500

Composition of holdings is subject to change.

INVESCO Dynamics Fund, Inc.
Statement of Investment Securities
April 30, 1997

                                    Shares or
                                    Principal
Description                         Amount                  Value
----------------------------------------------------------------------
COMMON STOCKS 92.00%
AEROSPACE & DEFENSE 1.28%
Sundstrand Corp                     200,000                 $9,750,000
                                                          ------------
BANKS 2.93%
SouthTrust Corp                     175,000                  6,540,625
State Street                        100,000                  7,875,000
Summit Bancorp                      170,000                  7,905,000
                                                          ------------
                                                            22,320,625
                                                          ------------
BIOTECHNOLOGY 1.32%
Gilead Sciences*                    224,000                  4,956,000
IDEC Pharmaceuticals*               290,000                  5,147,500
                                                          ------------
                                                            10,103,500
                                                          ------------
CABLE 1.11%
Tele-Communications Inc -
 Liberty Media Group Class A*       450,000                  8,465,625
                                                          ------------
COMMUNICATIONS -
 EQUIPMENT & MANUFACTURING 4.29%
Cascade Communications*             225,800                  7,112,700
Lucent Technologies                  75,000                  4,434,375
Motorola Inc                        200,000                 11,450,000
Nokia Corp Sponsored ADR            150,000                  9,693,750
                                                          ------------
                                                            32,690,825
                                                          ------------
COMPUTER RELATED 10.71%
America Online*                     150,000                  6,768,750
Cognos Inc*                         430,000                 10,911,250
Compaq Computer*                    155,000                 13,233,125
Electronic Arts*                    500,000                 12,062,500
FORE Systems*                       450,000                  6,862,500
International Network Services*     300,000                  6,150,000

Microsoft Corp*                     100,000                 12,150,000
Oracle Systems*                     100,000                  3,975,000
Remedy Corp*                        294,800                  9,544,150
                                                          ------------
                                                            81,657,275
                                                          ------------

ELECTRICAL EQUIPMENT 1.48%
Linear Technology                   225,000                 11,306,250
                                                          ------------
ELECTRONICS 0.82%
Leitch Technology                   300,000                  6,280,417
                                                          ------------
ELECTRONICS - SEMICONDUCTOR 7.14%
Altera Corp*                        250,000                 12,390,625
ASM Lithography Holding NV ADR*      65,000                  5,167,500
Bearer Shrs*                        140,000                 10,456,349
Intel Corp                           80,000                 12,250,000
KLA Instruments*                    200,000                  8,900,000
Maxim Integrated Products*          100,000                  5,287,500
                                                          ------------
                                                            54,451,974
                                                          ------------
ENGINEERING & CONSTRUCTION 2.17%
Chicago Bridge & Iron NV*           325,000                  5,525,000
Fluor Corp                          200,000                 11,000,000
                                                          ------------
                                                            16,525,000
                                                          ------------
FINANCIAL 1.02%
Northern Trust                      175,000                  7,787,500
                                                          ------------
FOOTWEAR 1.14%
Reebok International                227,400                  8,698,050
                                                          ------------
GAMING 1.47%
Midway Games*                       400,000                  7,200,000
Mirage Resorts*                     200,000                  4,025,000
                                                          ------------
                                                            11,225,000
                                                          ------------
GOLD & PRECIOUS METALS MINING 1.68%
DeBeers Consolidated Mines
 Deferred ADR                       250,000                  8,996,100
Getchell Gold*                      100,000                  3,837,500
                                                          ------------
                                                            12,833,600
                                                          ------------

HEALTH CARE DRUGS -
 PHARMACEUTICALS 3.24%
Elan PLC Sponsored ADR*             375,000                 12,750,000
Pfizer Inc                           50,000                  4,800,000
Watson Pharmaceuticals*             200,000                  7,150,000
                                                          ------------
                                                            24,700,000
                                                          ------------

HEALTH CARE RELATED 6.37%
Guidant Corp                        300,000                 20,475,000
Oxford Health Plans*                202,500                 13,339,688
Stryker Corp                        450,000                 14,793,750
                                                          ------------
                                                            48,608,438
                                                          ------------
HOUSEHOLD FURNITURE &
 APPLIANCES 1.40%
Philips Electronics NV
 New York Shrs                     200,000                 10,700,000
                                                         ------------
INSURANCE 3.33%
Conseco Inc                        200,000                  8,275,000
Equitable Iowa                     150,000                  7,331,250
Provident Cos                      175,700                  9,817,237
                                                         ------------
                                                           25,423,487

                                                         ------------
INVESTMENT BANK/BROKER FIRM 3.15%
Lehman Brothers Holdings           300,000                 10,162,500
Paine Webber Group                 300,000                 10,200,000
Schwab (Charles) Corp              100,000                  3,662,500
                                                         ------------
                                                           24,025,000
                                                         ------------
LODGING - HOTELS 2.86%
Doubletree Corp*                   400,000                 16,800,000
Prime Hospitality*                 300,000                  4,987,500
                                                         ------------
                                                           21,787,500

                                                         ------------

METALS MINING 1.05%
Titanium Metals*                   310,000                  8,021,250
                                                         ------------
NATURAL GAS 2.15%
Sonat Inc                          175,000                  9,996,875
Tejas Gas*                         153,750                  6,380,625
                                                         ------------
                                                           16,377,500
                                                         ------------
OIL & GAS RELATED 8.07%
Abacan Resource Foreign Shrs*      300,000                  1,931,250
Barrett Resources*                  38,200                  1,251,050
Chesapeake Energy*                 420,300                  6,357,037
Cooper Cameron*                    150,000                 10,687,500
Murphy Oil                         150,000                  6,525,000
Nabors Industries*                 500,000                  9,375,000
Noble Drilling*                    250,000                  4,343,750
Nuevo Energy*                      125,000                  4,296,875
Snyder Oil                         250,000                  3,968,750
Triton Energy Ltd*                 350,000                 12,862,500
                                                         ------------
                                                           61,598,712
                                                         ------------
PERSONAL CARE 0.60%
Estee Lauder Class A               100,000                  4,575,000
                                                         ------------
POLLUTION CONTROL 0.23%
USA Waste Services*                 43,000                  1,408,250
United Waste Systems*               10,000                    337,500
                                                         ------------
                                                            1,745,750

                                                         ------------
PUBLISHING 1.33%
Time Warner                        225,000                 10,125,000
                                                         ------------
REAL ESTATE INVESTMENT TRUST 1.55%
Beacon Properties                  382,600                 11,812,775
                                                         ------------
RETAIL 10.32%
Costco Cos*                        500,000                 14,437,500
Finish Line Class A                592,800                  6,113,250
Rite Aid                           450,000                 20,700,000
TJX Cos                            322,600                 15,242,850

Toys "R" Us*                       300,000                  8,550,000
Wet Seal Class A*                  551,500                 13,649,625
                                                         ------------
                                                           78,693,225
                                                         ------------
SAVINGS & LOAN 1.15%
Washington Mutual                  177,000                  8,739,375
                                                         ------------
SERVICES 1.39%
Omnicom Group                      150,000                  7,950,000
TeleTech Holdings*                 150,000                  2,662,500
                                                         ------------
                                                           10,612,500
                                                         ------------
TELECOMMUNICATIONS -
     CELLULAR & WIRELESS 1.73%
NEXTEL Communications Class A*   1,000,000                 13,187,500
                                                         ------------
TELECOMMUNICATIONS -
     LONG DISTANCE   1.37%
WorldCom Inc*                      435,000                 10,440,000
                                                         ------------
TEXTILE -
 APPAREL MANUFACTURING 1.56%
Liz Claiborne                      262,800                 11,891,700
                                                         ------------
TOBACCO 0.59%
RJR Nabisco Holdings               150,000                  4,462,500

                                                         ------------
TOTAL COMMON STOCKS
 (Cost $684,711,445)                                      701,622,853
                                                         ------------
SHORT-TERM INVESTMENTS -
 COMMERCIAL PAPER 8.00%
AUTOMOBILES 4.42%
General Motors Acceptance
 5.500%, 5/5/1997               33,680,000                 33,680,000
                                                         ------------
INSURANCE 3.58%
CIGNA Corp 5.450%, 5/1/1997     27,292,000                 27,292,000
                                                         ------------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $60,972,000)                                        60,972,000
                                                         ------------

TOTAL INVESTMENT
 SECURITIES AT VALUE 100.00%
 (Cost $745,683,445)
 (Cost for Income Tax Purposes
 $751,286,925)                                            762,594,853
                                                         ============

* Security is non-income producing.

See Notes to Financial Statements

INVESCO Dynamics Fund, Inc.
Statement of Assets and Liabilities
April 30, 1997

ASSETS
Investment Securities at Value
 (Cost $745,683,445) .................................            $ 762,594,853
Receivables:
 Investment Securities Sold ..........................               25,330,606
 Fund Shares Sold ....................................                4,061,167
 Dividends and Interest ..............................                  378,749
Prepaid Expenses .....................................                   92,091
                                                                  -------------
TOTAL ASSETS .........................................              792,457,466
                                                                  -------------
LIABILITIES
Payables:
 Custodian ...........................................                  227,464
 Investment Securities Purchased .....................               28,654,808
 Fund Shares Repurchased .............................                  980,190
Accrued Distribution Expenses ........................                  153,027
Accrued Expenses .....................................                   46,358
                                                                  -------------
TOTAL LIABILITIES ....................................               30,061,847
                                                                  -------------
Net Assets at Value ..................................              762,395,619
                                                                  =============
NET ASSETS
Paid-in Capital* .....................................              713,749,397
Accumulated Undistributed Net
 Investment Loss .....................................                   (9,165)
Accumulated Undistributed Net Realized
 Gain on Investment Securities and
 Foreign Currency Transactions .......................               31,744,567
Net Appreciation of Investment Securities
 and Foreign Currency Transactions ...................               16,910,820
                                                                  -------------
Net Assets at Value ..................................            $ 762,395,619
                                                                  =============
Net Asset Value, Offering and Redemption
 Price per Share .....................................            $       12.02
                                                                  =============

* The Fund has 100 million authorized shares of common stock, par value of $0.01 per share, of which 63,412,679 were outstanding at April 30, 1997.

See Notes to Financial Statements

INVESCO Dynamics Fund, Inc.
Statement of Operations
Year Ended April 30, 1997

INVESTMENT INCOME
INCOME
Dividends ...............................................          $  5,003,726
Interest ................................................             1,943,404
 Foreign Taxes Withheld .................................              (163,415)
                                                                   ------------
 TOTAL INCOME ...........................................             6,783,715
                                                                   ------------
EXPENSES
Investment Advisory Fees ................................             4,550,303
Distribution Expenses ...................................             2,013,695
Transfer Agent Fees .....................................             1,964,970
Administrative Fees .....................................               130,696
Custodian Fees and Expenses .............................               216,278
Directors' Fees and Expenses ............................                39,111
Professional Fees and Expenses ..........................                49,945
Registration Fees and Expenses ..........................               157,022
Reports to Shareholders .................................               202,430
Other Expenses ..........................................                32,113
                                                                   ------------
 TOTAL EXPENSES .........................................             9,356,563
 Fees and Expenses Paid Indirectly ......................             (108,700)
                                                                   ------------
  NET EXPENSES ...........................................            9,247,863
                                                                   ------------
NET INVESTMENT LOSS ......................................           (2,464,148)
                                                                   ------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities and
 Foreign Currency Transactions ...........................           40,252,470
Change in Net Appreciation of Investment
 Securities and Foreign Currency Transactions ............          (65,105,461)
                                                                   ------------
NET LOSS ON INVESTMENT SECURITIES ........................          (24,852,991)
                                                                   ------------
Net Decrease in Net Assets from Operations ...............          (27,317,139)
                                                                   ============

See Notes to Financial Statements

INVESCO Dynamics Fund, Inc.
Statement of Changes in Net Assets

                                           Year Ended April 30
                                      ------------------------------
                                      1997             1996
OPERATIONS
Net Investment Income (Loss) ...      $  (2,464,148)   $     921,341
Net Realized Gain on
 Investment Securities and
 Foreign Currency Transactions           40,252,470      123,157,502
Change in Net Appreciation of
 Investment Securities and
 Foreign Currency Transactions          (65,105,461)      54,919,111
                                     --------------------------------
NET INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS ........        (27,317,139)     178,997,954
                                     --------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income ..........                  0         (923,230)
In Excess of Net Investment
 Income ........................                  0          (49,570)
Net Realized Gain on
 Investment Securities .........        (80,828,360)     (76,317,721)
                                     --------------------------------

TOTAL DISTRIBUTIONS ............        (80,828,360)     (77,290,521)
                                     --------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares ..        822,575,123      702,306,362
Reinvestment of Distributions ..         78,801,267       75,476,587
                                     --------------------------------
                                        901,376,390      777,782,949
Amounts Paid for Repurchases
 of Shares .....................       (809,251,030)    (522,674,650)
                                     --------------------------------
NET INCREASE IN NET
 ASSETS FROM FUND
 SHARE TRANSACTIONS ............         92,125,360      255,108,299
                                     --------------------------------
Total Increase (Decrease) in
 Net Assets ....................        (16,020,139)     356,815,732
NET ASSETS
Beginning of Period ............        778,415,758      421,600,026
                                     -------------------------------
End of Period (Including
 Accumulated Undistributed Net
 Investment Income (Loss) of
 ($9,165) and $430,
 respectively).................         762,395,619      778,415,758
                                     ===============================
                 ----------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold ...................          61,735,689       54,748,807
Shares Issued from Reinvestment
 of Distributions .............           6,127,628        6,109,290
                                    --------------------------------
                                         67,863,317       60,858,097
Shares Repurchased ............         (61,637,091)     (40,733,273)
Net Increase in Fund Shares ...           6,226,226       20,124,824
                                    =================================

See Notes to Financial Statements

INVESCO Dynamics Fund, Inc.
Notes to Financial Statement
NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Dynamics Fund, Inc. (the "Fund") was incorporated in Maryland. The investment objective of the Fund is to seek appreciation of capital. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
A. SECURITY VALUATION - Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
       Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
       If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors.
       Short-term securities are stated at amortized cost (which approxi-mates market value) if maturity is 60 days or less at the time of pur-chase, or market value if maturity is greater than 60 days.
       Assets and liabilities initially expressed in terms of foreign cur-rencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.
B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securi-ties will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis. The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions.  Net realized and unrealized gain or loss from investments includes fluctuations from currency exchange rates and fluctuations in market value.
        The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.
C. FEDERAL AND STATE TAXES - The Fund has complied and continues to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make suffi-cient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
        Dividends paid by the Fund from net investment income and distribu-tions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended April 30, 1997, 0.02% qualified for the dividends received deduction available to the Fund's corporate shareholders. Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.
D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distribu-tions to shareholders are recorded by the Fund on the ex dividend/ distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transac-tions, nontaxable dividends, net operating losses and expired capital loss carryforwards. For the year ended April 30, 1997, the Fund reclassified $4,410 from accumulated undistributed net investment income to accumulated undistributed net realized gain on investment securities and $2,458,963 from paid-in capital to accumulated net investment income. Net investment income, net realized gains and net assets were not affected.

E. FORWARD FOREIGN CURRENCY CONTRACTS - The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the State-ment of Assets and Liabilities.
F. EXPENSES - Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Transfer Agent Fees and Other Expenses which include Pricing Expenses are reduced by credits earned by the Fund from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Opera-tions.
        For the year ended April 30, 1997, Fees and Expenses Paid Indirectly consisted of $107,790, $699 and $211 included in Custodian Fees and Expenses, Transfer Agent Fees and Other Expenses, respectively.
NOTE 2 - INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 0.60% on the first $350 million of average net assets; reduced to 0.55% on the next $350 million of average net assets; and 0.50% on average net assets in excess of $700 million.
     In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of the Fund are made by ITC. Fees for such sub-advisory services are paid by IFG. In accordance with an Administrative Agreement, the Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
     IFG receives a transfer agent fee at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.
     A plan of  distribution  pursuant  to Rule  12b-1 of the Act  provides  for reimbursement of marketing and advertising expenditures to IFG (the "Distributor") to a maximum of 0.25% of annual average net assets. Amounts accrued by the Fund are available to reimburse the Distributor for actual expenditures incurred within a rolling twelve-month period. For the year ended April 30, 1997, the Fund paid the Distributor $2,012,429 for reimbursement of expenses incurred.
     Effective January 1, 1997, the Rule 12b-1 distribution plan was modified by action of the Board of Directors so that the Fund compensates IFG for permissable activities and services in connection with the distribution of the Fund's shares. Accordingly, the above amount reflects reimbursements under the plan for the eight months ended December 31, 1996 and compensation under the plan for the four months ended in April 30, 1997.
NOTE 3 - PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended April 30, 1997, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $1,559,489,451 and $1,561,460,694, respectively. There were no purchases or sales of U.S. Government securities.
NOTE 4 - APPRECIATION AND DEPRECIATION. At April 30, 1997, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $58,136,923 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $46,828,995, resulting in net appreciation of $11,307,928.
NOTE 5 - TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or ITC. The Fund has adopted an unfunded deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate of 40% of the retainer fee at the time of retirement.
     Pension expenses for the year ended April 30, 1997, included in Directors' Fees and Expenses in the Statement of Operations were $9,596. Unfunded accrued pension costs of $20,784 and pension liability of $42,122 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.
NOTE 6 - LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 5% of the Net Assets at Value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At April 30, 1997, there were no such borrowings.

Other Information
UNAUDITED

On January 31, 1997, a special meeting of the shareholders of the Fund was held at which the eleven directors identified below were elected, the selection of Price Waterhouse LLP as independent accountants (Proposal 1), the approval of a new investment advisory agreement with IFG, (Proposal 2) and a new sub-advisory agreement between IFG and ITC (Proposal 3) were ratified. The following is a report of the votes cast:

                                                                                                     Withheld/
Nominee/Proposal                                             For                    Against           Abstain                 Total
-----------------------------------------------------------------------------------------------------------------------------------
Charles W. Brady .............................            40,772,538                    0            1,330,371           42,102,909
Dan J. Hesser ................................            40,829,345                    0            1,273,564           42,102,909
Fred A. Deering ..............................            40,824,334                    0            1,278,575           42,102,909
Victor L. Andrews ............................            40,772,366                    0            1,330,543           42,102,909
Bob R. Baker .................................            40,771,276                    0            1,331,663           42,102,909
Lawrence H. Budner ...........................            40,777,778                    0            1,325,131           42,102,909
Daniel D. Chabris ............................            40,814,077                    0            1,288,832           42,102,909
A.D. Frazier, Jr .............................            40,823,101                    0            1,279,808           42,102,909
Hubert L. Harris, Jr .........................            40,779,693                    0            1,323,216           42,102,909
Kenneth T. King ..............................            40,757,969                    0            1,344,940           42,102,909
John W. McIntyre .............................            40,778,346                    0            1,324,563           42,102,909

Proposal 1 ...................................            40,206,118              824,606            1,072,185           42,102,909
Proposal 2 ...................................            39,920,582              976,783            1,205,544           42,102,909
Proposal 3 ...................................            39,834,450            1,008,220            1,260,239           42,102,909

INVESCO Dynamics Fund, Inc.
Financial Highlights
(For a Fund Share Outstanding Throughout Each Period)


                                                                         Year Ended April 30
                                                 ---------------------------------------------------------------------------------
                                                    1997               1996              1995              1994               1993
PER SHARE DATA
Net Asset Value -
 Beginning of Period ............                $   13.61     $        11.38    $        10.15    $        10.89     $       9.57
                                                 ---------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
Net Investment Income
 (Loss) .........................                    (0.04)              0.02              0.03             (0.02)           (0.03)
Net Gains or (Losses)
 on Securities
 (Both Realized and
 Unrealized) ....................                    (0.19)              3.94              1.34              1.99             1.64
                                                 ----------------------------------------------------------------------------------
Total from Investment
 Operations .....................                    (0.23)              3.96              1.37              1.97             1.61
                                                 ----------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
 Investment Income+ .............                     0.00               0.02              0.03              0.00             0.00
Distributions from
 Capital Gains ..................                     1.36               1.71              0.11              2.71             0.29
                                                 ----------------------------------------------------------------------------------
Total Distributions .............                     1.36               1.73              0.14              2.71             0.29
                                                 ----------------------------------------------------------------------------------
Net Asset Value -
 End of Period ..................                $   12.02              13.61             11.38             10.15            10.89
                                                 ==================================================================================

TOTAL RETURN ....................                   (2.34%)            36.32%            13.57%            17.86%           16.80%

RATIOS
Net Assets -
 End of Period
 ($000 Omitted) .................               $  762,396            778,416           421,600           287,293          231,100
Ratio of Expenses to
 Average Net Assets# ............                    1.16%@            1.14%@            1.20%             1.17%            1.20%



Ratio of Net Investment
 Income (Loss) to
 Average Net Assets# ............                   (0.31%)             0.16%             0.33%            (0.37%)         (0.38%)
Portfolio Turnover
 Rate ...........................                     204%               196%              176%              169%            144%
Average Commission
 Rate Paid^^ ....................                   0.0784               --                --                --               --

+ Distributions in excess of net investment income for the year ended April 30, 1996, aggregated less than $0.01 on a per share basis.

# Various expenses of the Fund were voluntarily absorbed by IFG for the year ended April 30, 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.22% and ratio of net investment income to average net assets would have been 0.31%.

@ Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

Report of Independent Accountants


To the Board of Directors and Shareholders of INVESCO Dynamics Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Dynamics Fund, Inc. (the "Fund") at April 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Denver, Colorado
May 30, 1997

                                 FAMILY OF FUNDS


                                                                   Newspaper
Fund Name                             Fund Code   Ticker Symbol    Abbreviation
-------------------------------------------------------------------------------
International
International Growth ..............      49          FSIGX          IntlGr
Asian Growth ......................      41          IVAGX          AsianGr
European ..........................      56          FEURX          Europ
European Small Company ............      37          IVECX          EuroSmCo
Latin American Growth .............      34          IVSLX          LatinAmGr
Pacific Basin .....................      54          FPBSX          PcBas
-------------------------------------------------------------------------------
Sector
Energy ............................      50          FSTEX          Enrgy
Environmental Services ............      59          FSEVX          Envirn
Financial Services ................      57          FSFSX          FinSvc
Gold ..............................      51          FGLDX          Gold
Health Sciences ...................      52          FHLSX          HlthSc
Leisure ...........................      53          FLISX          Leisur
Realty ............................      42          IVSRX          Realty
Technology ........................      55          FTCHX          Tech
Utilities .........................      58          FSTUX          Util
Worldwide Capital Goods ...........      38          ISWGX          WldCap
Worldwide Communications ..........      39          ISWCX          WldCom
-------------------------------------------------------------------------------
Capital Appreciation
Growth ............................      10          FLRFX          Grwth
Dynamics ..........................      20          FIDYX          Dynm
Small Company .....................      74          IDSCX          DivSmCo
Emerging Growth ...................      60          FIEGX          Emgrth
-------------------------------------------------------------------------------
Growth & Income
Industrial Income .................      15          FIIIX          IndInc
Value Equity ......................      46          FSEQX          ValEq
Multi-Asset Allocation ............      70          IMAAX          MulAstAl
Balanced ..........................      71          IMABX          Bal
Total Return ......................      48          FSFLX          TotRtn
-------------------------------------------------------------------------------
Bond
Short-Term Bond ...................      33          INIBX          ShTrBd
Intermediate Government Bond ......      47          FIGBX          IntGov
U.S. Government Securities ........      32          FBDGX          USGvt
Select Income .....................      30          FBDSX          SelInc
High Yield ........................      31          FHYPX          HiYld
-------------------------------------------------------------------------------
Tax-Exempt
Tax-Free Intermediate Bond ........      36          IVTIX            *
Tax-Free Long-Term Bond ...........      35          FTIFX          TxFre
-------------------------------------------------------------------------------
Money Market
U.S. Government Money Fund ........      44          FUGXX          InvGvtMF

Cash Reserves .....................      25      FDSXX              InvCshR
Tax-Free Money Fund ...............      40      FFRXX              InvTaxFree

* This fund does not meet size requirements to be assigned a ticker symbol in newspaper listings.

For more information about any of the INVESCO Funds, including management fees and expenses, please call us at 1-800-525-8085 for a prospectus. Read it carefully before you invest or send money.

EasiVest makes it easy to pay yourself first.

     It seems that for most of us the hardest part of investing at regular intervals comes down to simply writing the check, finding the stamp, and putting it in the mail. But with INVESCO's EasiVest it's so easy that we'll do almost all the work for you.

     After you fill out the authorization and return it with a voided check, the exact dollar amount you specify will be electronically transferred from your bank account to your designated fund on the same day each month.

Using EasiVest is one of the few time when you'll find the easy way may also be one of the best.

     For years smart investors have used an investment strategy known as dollar-cost averaging. It only makes sense that when prices are high an investor will want to buy fewer shares, and when prices are low he will want to buy more. By investing a fixed amount at regular intervals with INVESCO's EasiVest, you can take advantage of these market fluctuations.

     Over a sufficient period of time, dollar-cost averaging may make the average price you pay per share less than the actual average price per share. So follow the lead of successful investors and take advantage of dollar-cost averaging with INVESCO's EasiVest.

     Like other investment systems, periodic investment plans do not insure a profit, nor do they protect against loss in a falling market. Since these plans involve continuous investment in securities regardless of fluctuating price levels in the market, you should consider your financial ability to continue purchases through low price levels. Finally, be aware that you will incur a loss under the plan if you decide to liquidate your account when the market value of accumulated shares is less than their cost.

     Just follow these simple authorization instructions and let INVESCO's EasiVest help you build for your future.

     1. Call your bank for their ABA and account numbers. Then complete the EasiVest authorization and sign it the same way you would your personal checks.

     2.  Enclose an  unsigned,  personal  check or savings  deposit  slip marked
"Void."

     3. Place a voided check or savings deposit slip and signed authorization form in an envelope; then mail it to us.

     It's that easy to start building your mutual fund portfolio. And you can take advantage of INVESCO's EasiVest with as little as $50 a month.

Questions?  Call us at 1-800-525-8085.
Start building for your future today.

EASIVEST AUTHORIZATION FOR AUTOMATIC INVESTMENTS

     Before returning this Authorization, please be sure to contact your bank for the correct ABA number and account number.

I authorize INVESCO Funds Group to transfer money from my checking or savings account on or about the 7th or 21st (check one) day of each month for the amounts and funds indicated below:

Fund___________________________________ Acct.#_______________________________

$__________________________ ($50 minimum)      ___ 7th                   ___21st

----------------------------------------------------------------------------
Bank Name
----------------------------------------------------------------------------
Bank Street Address
----------------------------------------------------------------------------
City, State, Zip
----------------------------------------------------------------------------
ABA Number (available from your bank)
     Bank Phone Number
___________________        This is a __ Checking Account __ Savings Account
Bank Account Number
----------------------------------------------------------------------------
Owner's Name (First, Middle Initial, Last)
----------------------------------------------------------------------------
Joint Owner's Name (First, Middle Initial, Last)
----------------------------------------------------------------------------
Owner Street Address
----------------------------------------------------------------------------
City, State, Zip
----------------------------------------------------------------------------
Signature                                                               Date
----------------------------------------------------------------------------
Signature                                                               Date
----------------------------------------------------------------------------
Daytime Telephone Number                            Evening Telephone Number

Don't forget to attach a voided check or deposit slip.

This authority is to remain in effect until I revoke it in writing and, until INVESCO receives such notification, I agree INVESCO will be fully protected in honoring any such electronic debit. I further agree that if any such electronic debit is not honored, whether with cause or without cause and whether intentionally or unintentionally, INVESCO will not be liable whatsoever. This authorization will become a part of the fund application subject to the terms, representations and conditions thereof.

Like other investment systems, periodic investment plans do not insure a profit, nor do they protect against loss in a falling market. Since these plans involve continuous investment in securities regardless of fluctuating price levels in the market, you should consider your financial ability to continue purchases through low price levels. Finally, be aware that you will incur a loss under the plan if you decide to liquidate your account when the market value of accumulated shares is less than their cost.

INVESCO FUNDS

INVESCO Funds Group, Inc.,(SM) Distributor
Post Office Box 173706
Denver, CO 80217-3706

1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

If you're in Denver, visit one of our convenient Investor Centers:
Denver Tech Center,
7800 East Union Avenue, Lobby Level;
Cherry Creek, 155-B Fillmore Street, Fillmore Plaza

This information must be preceded or accompanied by a current prospectus.